SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

        Date of Report (Date of earliest event reported): February 20, 2003

                               AEROCENTURY CORP.
             (Exact name of Registrant as specified in its charter)

DELAWARE                                                  94-3263974
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)


                          1440 Chapin Avenue, Suite 310
                              Burlingame, CA 94010
               (Address of principal executive offices) (Zip Code)

                                  650-340-1888
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address. if changed since last report)


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 Item 5. Other Events

On February 19, 2003, the Company entered into a Second Amendment to Amended and Restated Credit Agreement ("Amendment") with National City Bank, as agent, and National City Bank, California Bank & Trust and Bank of the West, (successor-in-interst to United California Bank, formerly known as Sanwa Bank California), as lenders. The Amendment memorializes the extension until February 28, 2003, of the effectiveness of certain amendments to covenants under the Company's revolving credit facility regarding the Company's collateral borrowing base.

Exhibits

 Exhibit 10.1  Form of Second Amendment to Amended and Restated Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: Febuary 20, 2003

AEROCENTURY CORP.

By: /s/ Neal D. Crispin

Neal D. Crispin,
Chairman of the Board and President